UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500	Columbus Ohio 43219
(Address of principal executive offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Shareholders of M/I Homes, Inc. (the “Company”) held on May 8, 2018 (the “2018 Annual Meeting”), the shareholders of the Company approved the adoption of the M/I Homes, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”).  The Board of Directors of the Company had previously adopted the 2018 LTIP on February 15, 2018, subject to shareholder approval.

The 2018 LTIP generally provides for the grant of equity- and cash-based awards (“Awards”) to employees, directors and consultants of the Company in the form of: (1) nonqualified stock options to purchase common shares, $.01 par value per share, of the Company (the “Common Shares”); (2) incentive stock options to purchase Common Shares; (3) stock appreciation rights; (4) restricted Common Shares; (5) other stock-based Awards - Awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of the Common Shares; and (6) cash-based Awards.  A description of the material terms of the 2018 LTIP was included in the Company’s Proxy Statement for the 2018 Annual Meeting (the “Proxy Statement”) under the caption “Proposal No. 3-APPROVAL OF THE ADOPTION OF THE M/I HOMES, INC. 2018 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The descriptions of the 2018 LTIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2018 LTIP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The 2018 LTIP replaces the Company’s existing long-term incentive plan, the M/I Homes, Inc. 2009 Long-Term Incentive Plan, as amended (the “2009 LTIP”). As of May 8, 2018, no new awards will be granted under the 2009 LTIP and awards outstanding under the 2009 LTIP will remain in effect in accordance with their respective terms.

Item 5.07 Submission of Matters to Vote of Security Holders.

The results of the matters voted on by shareholders at the 2018 Annual Meeting were as follows:

1)
The following individuals were elected as directors of the Company to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal:

Nominee	Votes for	Votes Withheld	Broker Non-Votes
Michael P. Glimcher	24,002,167	378,292	1,768,733
J. Thomas Mason	22,725,818	1,654,641	1,768,733
Sharen Jester Turney	23,992,596	387,863	1,768,733

2)	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,569,057	780,151	31,250	1,768,733

3)	The shareholders approved the adoption of the M/I Homes, Inc. 2018-Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,490,720	859,574	30,164	1,768,733

4)	The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Votes For	Votes Against	Votes Abstained
25,751,971	396,661	560

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	M/I Homes, Inc. 2018 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2018

M/I Homes, Inc.

By:	/s/Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	M/I Homes, Inc. 2018 Long-Term Incentive Plan